LARA Corporations Online Filing System
Department of Licensing and Regulatory Affairs

Form Revision Date 02/2017

ARTICLES OF ORGANIZATION

For use by DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned executes the following Articles:

Article I

The name of the limited liability company is:

BROOKWOOD FENTON INVESTMENTS LLC

Article II

Unless the articles of organization otherwise provide, all limited liability companies formed pursuant to 1993 PA 23 have the purpose of engaging in any activity within the purposes for which a limited liability company may be formed under the Limited Liability Company Act of Michigan. You may provide a more specific purpose:

Article III

The duration of the limited liability company if other than perpetual is:

Article IV

The street address of the registered office of the limited liability company and the name of the resident agent at the registered office (P.O. Boxes are not acceptable):

1. Agent Name: GARNER PROPERTIES & MANAGEMENT, LLC
2. Street Address: 23944 EUREKA RD. SUITE 107
   Apt/Suite/Other: SUITE 107
   City: TAYLOR
   State: MI   Zip Code: 48180

3. Registered Office Mailing Address:
   P.O. Box or Street Address: 23944 EUREKA RD. SUITE 107
   Apt/Suite/Other: SUITE 107
   City: TAYLOR
   State: MI   Zip Code: 48180

Signed this 17th Day of April, 2023 by the organizer(s):

Signature	Title	Title if "Other" was selected
Aaron D. Cox, Esq., Attorney for Organizer Chris Garner	Attorney In Fact	

By selecting ACCEPT, I hereby acknowledge that this electronic document is being signed in accordance with the Act. I further certify that to the best of my knowledge the information provided is true, accurate, and in compliance with the Act.

○ Decline ◉ Accept

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS

FILING ENDORSEMENT

This is to Certify that the ARTICLES OF ORGANIZATION

for

BROOKWOOD FENTON INVESTMENTS LLC

ID Number: 803024262

received by electronic transmission on April 17, 2023 ***, is hereby endorsed.***

Filed on April 17, 2023 ***, by the Administrator.***

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, *in the City of Lansing, this 17th day of April, 2023.*

Linda Clegg, Director

Corporations, Securities & Commercial Licensing Bureau